Exhibit (10)(ax)

FIRST (CORRECTIVE) AMENDMENT TO THE
MET-PRO CORPORATION SALARIED PENSION PLAN

This First (Corrective) Amendment to the Met-Pro Corporation Salaried Pension Plan (the “Plan”) is made by Met Pro Corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company established the Plan for its eligible employees effective as of September 1, 1968, and amended and restated as of September 1, 2007;

WHEREAS, the Company reserved the right in Section 16.1 of the Plan to amend the Plan at any time;

WHEREAS, by resolution dated December 10, 2007, the Board of Directors of the Company changed the Plan’s annual measurement date for accounting purposes as required by FASB No. 158, to the Company’s fiscal year end, which is January 31;

WHEREAS, the Company intends to change the Plan year to match the Company’s fiscal year end effective September 1, 2008, thereby reflecting a short Plan year beginning September 1, 2008 and ending January 31, 2009;

WHEREAS, the Company desires to amend the Plan to correct the effective date of the Plan which was incorrectly stated in the introduction to the Table of Contents and in the Preamble;

WHEREAS, the Company desires to amend the definition of “actuarial equivalent”; and

WHEREAS, the Company now desires to amend the Plan to correct typographical errors to the Plan’s definition of Plan Year.

NOW, THEREFORE, the Plan is hereby amended as set forth below.
The effective date of the Plan stated in the introduction to the Table of Contents and in the Preamble is corrected to read September 1, 2007.

1.        The last paragraph of Section 9.3 is amended to read as follows:

Notwithstanding anything to the contrary in the Plan, the Plan shall comply with the final regulations issued under Code Section 415 effective as of the first limitation year beginning after July 1, 2007.

2.        Subsection 2(b) of Appendix A, “Minimum Actuarial Equivalent Present Value” is amended to add the following sentence to the end thereof:

Notwithstanding any Plan provision to the contrary, for distributions occurring during the period February 1, 2009 through January 1, 2010, the interest rate in effect for determining single sum benefits under Appendix A, 2(b) and (d) shall be the rate in effect for the applicable month in effect prior to February 1, 2009 or the rate in effect applicable for the month in effect beginning February 1, 2009, whichever produces the larger benefit.

3.        Section 1.37, Definition of “Plan Year” is amended to read as follows:

“Plan Year” shall mean a twelve-month period which shall commence each September 1 and end on the next following August 31.  Effective January 31, 2009, the Plan Year shall commence each February 1, and end on the next following January 31.  There shall be a short Plan Year beginning September 1, 2008 and ending January 31, 2009.

4.        Subsection 2(d) of Appendix A is corrected to read as follows:

Effective for distributions occurring for the first Plan Year beginning after January 1, 2008, the applicable interest rate under (b)(ii)(A) above shall be the adjusted segment rates provided under Section 302 of the Pension Protection Act of 2006, determined in accordance with IRS Notice 2007-81, and subject to applicable provisions of Revenue Ruling 2007-67, and the applicable mortality table under (b)(ii)(B) above shall be the table specified in Revenue Ruling 2007-67.

5.        Section 8.1(e) is amended to read as follows:

(e)       effective for Plan Years beginning after December 31, 2007, a Qualified Optional Survivor Annuity - an annuity payable in monthly installments to the Participant for his life and with seventy-five percent (75%) of the amount of such monthly installment payable after his death of the Participant to the Spouse of such Participant, if then living, for the life of such Spouse.  The benefit payable to the Participant and co-pensioner under this form of payment shall be the Actuarial Equivalent of the Single Life form of payment.

IN ALL OTHER RESPECTS, this Plan is continued in full force and effect. In order to maintain the terms of the Plan in a single document, this Amendment may be incorporated into the most recent restatement of the Plan.

IN WITNESS WHEREOF, the Company has caused this First (Corrective) Amendment to be executed by its duly authorized officer this 3rd day of November, 2008.

ATTEST:		Met Pro Corporation

By	/s/ Gary J. Morgan	By	/s/ Raymond J. De Hont

Title:	Senior Vice President Finance	Title:	Chairman, CEO and President